Exhibit 32

CERTIFICATION PURSUANT TO

18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of CannaPharmaRx, Inc. (the “Company”) on Form 10-Q for the three- and six-month periods ended June 30, 2026, as filed with the Securities and Exchange Commission on August 18, 2026 (the “Report”), we, the undersigned, in the capacities and on the dates indicated below, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 18, 2026	/s/ Constantine Nkafu Constantine Nkafu, Chief Executive Officer

Dated: August 18, 2026	/s/ Oliver Foeste Oliver Foeste, Chief Financial Officer (Principal Financial Officer)